EXHIBIT 10.16
















                   AMERICAN STOCK EXCHANGE LISTING APPLICATION
                             AND ASSOCIATED EXHIBITS

                            DUNCAN, BLUM & ASSOCIATES
                                ATTORNEYS AT LAW
                             cduncan@sprintmail.com

Carl N. Duncan                                                     David E. Blum
5718 Tanglewood Drive                                  1863 Kalorama Road,  N.W.
Bethesda, Maryland 20817                                  Washington, D.C. 20009
(301) 263-0200                                                    (202) 232-6220
(301) 263-0300 (Fax)                                        (202) 232-7891 (Fax)


                                  July 24, 2001

VIA AIR COURIER
---------------

Andrew S. English, Managing Director
Equity/Global Sales and Member Affairs
The American Stock Exchange
86 Trinity Place
New York, New York 10006

Re:      BioQuest International, Inc. ("BQ")
         Listing Application and Associated  Filing Fee
         ----------------------------------  ----------

Dear Andrew:

         It was a real pleasure to talk with you on July 5, 2001 regarding BQ's then prospective Listing Application. Your insights were extremely beneficial and we trust our discussion will facilitate your understanding of both BioQuest and this self-underwritten, all-or-nothing 1,000,000 share Dutch Auction.

         In conjunction with this Application, please find the following:

1.       Associated Listing Application Exhibits;
2.       BQ's $1,000 filing fee; and
3. BQ's Pre-Effective Amendment No. 3 concurrently filed today with the SEC which, among other pertinent disclosures, describes the associated distribution process.

         Please note that BQ is seeking listing contingent upon (i) the 1,000,000 share all-or-nothing offering being successful and (ii) the market value of BQ's publicly tradable share float being not less than $15,000,000. Given BQ's minimum $10 per share price and an anticipated public float of 1,540,473 shares assuming the 1,000,000 shares are sold, we believe that both standards will be met simultaneously.

         Recognizing that this Application is only possible for entities which are Section 12 listed, we have already prepared BQ's Form 8-A. Since BQ does not qualify for use of the Form 8-A until the Registration Statement is declared effective, that draft Form 8-A is attached for your preliminary perusal but will not be filed until BQ's Registration Statement is declared effective.

         For a similar reason, BQ will provide a completed "Distribution and Trading Information Worksheet" once the 1,000,000 share all-or-nothing offering is successfully closed.

         Recognizing that this is a self-underwritten offering, a methodology of securities distribution that AMEX has had little experience with, please observe the care with which this Dutch Auction was organized. First, I think you will see exemplary disclosure in the attached draft prospectus. In addition, there are a number of safeguards incorporated into the offering which are unique, specifically: the licensed technology which leaves no discretion for the issuer to change the outcome of the clearing price; the use of an independent escrow agent in lieu of the role often taken by the broker-dealer; and, finally, the use of an independent auditor to assure the accuracy of the process and associated share allocation. The bottom line for us is that this mechanism democratizes the entire IPO allocation process, quite unlike the growing number of lawsuits that have arisen over this very question, while maximizing the net dollars raised by the issuer.

         We also want AMEX to understand that BQ welcomes adding outside expertise to our board of directors. This will be done concurrent to AMEX Listing to satisfy its independence standards. Very simply, BQ has in mind a number of very promising prospective board members but, until BQ has directors' and officers' insurance in place, their appointment has been deferred to date. Once BQ is declared effective and well along in that registration process, BQ will be filing an application for directors' and officers' Insurance, thereby permitting us to name members to the board and to satisfy AMEX requirements in this area.

         You indicated that having an independent valuation would be very helpful. While certainly possible, the point of a Dutch Auction is to let prospective investors determine that appropriate price, another example of the democratization of the Dutch Auction process. Nonetheless, BQ believes the $10-$20 price range is very realistic. We have outlined a valuation rationale which we believe supports and validates that range as being both realistic and conservative.

         Because BQ is a hybrid conglomerate of subsidiary entities, all of which are connected to, or involved in the field of Alternative/Integrative Medicine, we have looked principally to the healthcare and medical industries for comparative P/E valuation ratios, as a general guide. In these industries multiples can run as high as 25 to 30 times earnings. In keeping with our conservative approach, we selected a range of between 9 and 15 times earnings.

         Keeping in mind that BQ is a development company, we have used our Proforma Statement of Operations found within our Business Plan. The following represents consolidated projected earnings in Years 1 and 2, and provides a range from a multiple of 9 to 15 times earnings.

     Year 1
     ------
     Total Net Income of $10 million x multiple of (9) = $90 million Total Net Income of $10 million x multiple of (15) = $150 million

     Year 2
     ------
     Total Net Income of $22 million x multiple of (9) = $198 million Total Net Income of $22 million x multiple of (15) = $330 million

     Shares Issued and Outstanding
     -----------------------------
     Founders                           8,500,000 shares
     Private Placement Shareholders       540,473 shares
     Shares Sold in IPO                 1,000,000 shares
     Total                             10,040,473 shares x $10/share bid minimum
                                       = $100,404,730 market cap

         We also recognize that AMEX has traditionally preferred the use of mini-maxi offerings. BQ would prefer that also. Given that prior Dutch Auctions were both underwritten and all-or-nothing in character, we have acquiesced to the SEC's mandating the all-or-nothing process, at least with this initial offering.

         Andrew, we really appreciate the initiative you have demonstrated in conjunction with BQ's offering. As you are receiving these materials, I will already be in Europe. While I can be reached by satellite phone please feel free to contact Peter J. Ewens, BQ's Chairman and CEO. As I indicated, Mr. Ewens is BQ's initial contact person, who will work with you in every way in your capacity as liaison between the issuers you work with, and AMEX. Again thank you for you assistance.


                                                     Sincerely,


                                                     /s/ Carl N. Duncan
                                                     Carl N. Duncan



CND:ljo
Enclosures:       Listing Application and Exhibits
                  $1,000 Fee
                  BioQuest International, Inc. Pre-Effective Amendment No. 3
                  Form 8-A

Cc:      Peter J. Ewens

The American Stock Exchange
Checklist for Original Listing Application


Company Name: BioQuest International, Inc.
              ----------------------------

GENERAL

   X     Listing Application
-------
   X     Listing Agreement
-------
  N/A    Underwriter's Letter (for IPOs)
-------
   X     Other:     N/A
-------            -----
   X     SEC Form  8A   (8A, 8, 10)
-------            ----
   X     Listing Fee: $ 1,000
-------                ------


ADDITIONAL COMMON STOCK

N/A  Listing Application


OIL AND GAS COMPANIES

N/A     Engineer's Reserve Report


MINING COMPANIES

 N/A     Table of Lands
 N/A     Engineer's Mining and Reserve Report









               Items in bold are American Stock Exchange forms and
                   formats. Other items are Company documents.

The American Stock Exchange
Common Stock Listing Application


ORIGINAL LISTING APPLICATION                Approved on:
No:
Date:   June 30, 2001
     -----------------------

                          BIOQUEST INTERNATIONAL, INC.
                             11217 Silverleaf Drive
                         Fairfax Station, Virginia 22039
                            Telephone (703) 764-4464

BIOQUEST INTERNATIONAL, INC. (the "Company") hereby makes application to The American Stock Exchange LLC for the listing of:

           1,000,000       issued and outstanding shares of its common stock,
                           no par value, and for authority to add to the list, upon official notice of issuance; plus

               0 additional shares of its common stock upon exercise of stock to be issued pursuant to the Company's initial public offering; plus

               0 additional shares of its common stock upon exercise of warrants; plus

               0 additional shares of its common stock upon conversion of the Company's outstanding preferred stock; making a total of:

          1,000,000        shares of said common stock, the listing of which is
                           herein applied for (of a total 10,040,473 issued and 25,000,000 authorized.)

Other than the unissued reserved shares of common stock herein applied for, there are no authorized but unissued shares of common stock reserved for issuance for any specific purpose.

ATTACHMENT

         NOT APPLICABLE


The undersigned hereby certifies that the statements made herein and the papers and exhibits submitted in support hereof are, to the best of such person's knowledge and belief, true and correct.

                                   BIOQUEST INTERNATIONAL, INC.

                                   By: /s/  Peter J. Ewens
                                       -------------------
                                            Peter J. Ewens, President

The American Stock Exchange
Initial Public Offering Listing Application


ORIGINAL LISTING APPLICATION                *Amended on:
No:                                          Approved on:
Date:  June 30, 2001

                          BIOQUEST INTERNATIONAL, INC.
                             11217 Silverleaf Drive
                         Fairfax Station, Virginia 22039
                            Telephone (703) 764-4464

BIOQUEST INTERNATIONAL, INC. (the "Company") hereby makes application to The American Stock Exchange LLC for the listing of:

           1,000,000       issued and outstanding shares of its common stock,
                           no par value, and for authority to add to the list, upon official notice of issuance; plus

               0 additional shares of its common stock upon exercise of stock to be issued pursuant to the Company's initial public offering; plus

               0 additional shares of its common stock upon exercise of warrants; plus

               0 additional shares of its common stock upon conversion of the Company's outstanding preferred stock; making a total of:

           1,000,000       shares of said common stock, the listing of which is
                           herein applied for (of a total 10,040,473 issued and 25,000,000 authorized.)

Other than the unissued reserved shares of common stock herein applied for, there are no authorized but unissued shares of common stock reserved for issuance for any specific purpose.


PROSPECTUS

Attached hereto and incorporated herein by reference is a copy of the Company's Preliminary Prospectus dated July 24, 2001 (the "Prospectus") proposed to be used in connection with the sale of the common stock. All of the common stock is expected to be sold pursuant to the 1,000,000 share all-or-nothing Dutch Auction process described in such Prospectus. The net proceeds of the $8,000,000 - $20,000,000 will be applied as set forth on pages 7-9 of the Prospectus. There have been no material developments affecting the Company since the date of the Prospectus.

The undersigned hereby certifies that the statements made herein and the papers and exhibits submitted in support hereof are, to the best of such person's knowledge and belief, true and correct.


                                   BIOQUEST INTERNATIONAL, INC.

                                   By: /s/  Peter J. Ewens
                                            Peter J. Ewens, President

*Amended to reflect completion of the offering.

The American Stock Exchange
Listing Agreement


BioQuest International, Inc. (the "Company"), in consideration of the listing of its securities, hereby agrees, with The American Stock Exchange LLC (the "Exchange") that:

(1) The Company certifies that it will comply with all Exchange rules, policies and procedures that apply to listed companies as they are now in effect and as they may be amended from time to time, regardless of whether the Company's organization documents would allow for a different result.

(2) The Company shall notify the Exchange at least 20 days in advance of any change in the form or nature of any listed security or in the rights, benefits and privileges of the holders of such security.

(3) The Company understands that the Exchange may remove its securities from listing on the Exchange, pursuant to applicable procedures, if it fails to meet one or more requirements of Paragraphs 1-2 of this Agreement.

(4) In order to publicize the Company's listing on the Exchange, the Company authorizes the Exchange to use the Company's corporate logos, Web site address (URL): www.BatoutofHealth.com, trade names and trade/service marks in order to convey quotation information, transactional reporting information and other information regarding the Company in connection with the Exchange. In order to ensure the accuracy of the information, the Company agrees to provide the Exchange with the Company's current corporate logos, Web site address, trade names and trade/service marks and with any subsequent changes. Questions regarding logo usage should be directed to:
     Peter J. Ewens at (703) 764-4464.

     The Company indemnifies the Exchange and holds it harmless from any third-party rights and/or claims arising out of use by the Exchange or any affiliate ("Corporations") of the Company's corporate logos, Web site address, trade names, trade/service marks and/or the trading symbol used by the Company.

(5) The Company warrants and represents that the trading symbol to be used by the Company does not violate any trade/service mark, trade name or other intellectual property right of any third party. The Company's trading symbol is controlled by the Exchange and is provided to the Company for the limited purpose of identifying the Company's security in authorized quotation and trading systems. The Exchange reserves the right to change the Company's trading symbol at the Exchange's discretion at any time.

Exchange Warranties: Disclaimers of Warranties. For any goods or services provided to Company, the Exchange shall endeavor to provide them in a good and workmanlike manner. Beyond the warranties states in this section, there are no other warranties of any kind, express, implied or statutory (including the implied warranties of merchantability or fitness for a particular use or purpose).


                                                                       continued

LIMITATION OF CORPORATIONS' LIABILITY:

(1) In no event will the Corporations be liable for trading losses, losses of profits, indirect, special, punitive, consequential, or incidental loss or damage, even if the Corporations have been advised of the possibility of such damages.

(2) If the Corporations are held liable, the liability of the Corporations is limited:

     (a) for goods and services for which the Company is specifically charged, to the amount paid by Company for those goods or services during the twelve months preceding the accrual of the claim; and

     (b) in all other instances, to the amount of the annual listing fee paid by the Company during the twelve months preceding the accrual of the claim.

(3) For goods and services provided under a separate written agreement, the limitation of liability provisions in that agreement shall govern any claims relating to or arising from the provision of those goods and services.

(4) This subsection shall not relieve the Corporations from liability for damages that result from their own gross negligence or willful tortuous misconduct, or from personal injury or wrongful death claims.

(5) The Corporations shall not be liable for any third parties' good or services.

(6) The Company agrees that these terms reflect a reasonable allocation of risk and limitation of liability.


                                           By: /s/  Peter J. Ewens
                                                   SIGNATURE

Dated:  June 30, 2001                      Peter J. Ewens, President
                                          PLEASE PRINT NAME AND TITLE








Accepted at New York, New York, The American Stock Exchange LLC


                                          By: _________________________________
                                                        SIGNATURE

Dated: _________________________              _________________________________
                                                PLEASE PRINT NAME AND TITLE

The American Stock Exchange
Listing Agreement


BioQuest International, Inc. (the "Company"), in consideration of the listing of its securities, hereby agrees with The American Stock Exchange LLC (the "Exchange") that it will:

(1) Comply with all Exchange rules, policies and procedures that apply to listed companies as they are now in effect and as they may be amended from time to time, regardless of whether the Company's organization documents would allow for a different result.

(2) Notify the Exchange at least 20 days in advance of any change in the form or nature of any listed security or in the rights, benefits, and privileges of the holders of such security.

I am an officer of the Company, authorized to sign this agreement on the Company's behalf.





                                           By: /s/  Peter J. Ewens
                                                   SIGNATURE

Dated:  June 30, 2001                      Peter J. Ewens, President
                                          PLEASE PRINT NAME AND TITLE






Please fill out and return to:

Amex Equity Listings Department
The American Stock Exchange
86 Trinity Place
New York, NY 10006-1872
(800) 875-1247

The American Stock Exchange                                            N/A
Sample Underwriter's Letter

                                                            DATE



Mr./Ms. _____________________
The American Stock Exchange
86 Trinity Place
New York, NY 10006-1872

Re: ______________________

Dear Mr./Ms.:

We are acting as representatives of the underwriters in connection with ________________ (the "Company") initial public offering of (number and issue). We are currently organizing a syndicate to include approximately _____________ securities firms to underwrite and distribute the issue.

We understand that the listing criteria of The American Stock Exchange (the "Exchange") with respect to a public offering in excess of one million (issue) requires a minimum of 400 public round lot holders.

We can assure the Exchange that the distribution of the Company's (issue) in its initial public offering will satisfy or exceed the distribution requirements described above for listing on the Exchange. We will achieve these criteria by using our own retail sales offices, our institutional department, and the underwriting syndicate currently being organized.


                                                 Very truly yours,

                                     By: ___________________________________
                                                      SIGNATURE

                                         ___________________________________
                                             PLEASE PRINT NAME AND TITLE

The American Stock Exchange
Distribution and Trading Information Worksheet

(To be filed once 1,000,000 share all-or-nothing Dutch Auction offering is successfully concluded.)

BioQuest International, Inc. (the "Company"), hereby certifies, to the best of its knowledge and belief, that the following information about its common stock (the "Security") is true and correct as of June 30, 2001.

1.       NUMBER OF SECURITIES IN PUBLIC DISTRIBUTION

         Number of Securities outstanding
                                                                             -------------------------------

         Less number of non-public holdings (item 3)
                                                                             -------------------------------

         Balance - number of Securities in public distribution
                                                                             -------------------------------

         Less number of shares held in lots 1 to 99
         (other than non-public shares)
                                                                             -------------------------------

         Balance - number of Securities in public distribution held in lots of 100 or more
                                                                             ===============================


2.       NUMBER OF HOLDERS

         Number of beneficial holders
                                                                             -------------------------------

         Less number of non-public holders (item 3)
                                                                             -------------------------------

         Balance - number of public holders
                                                                             -------------------------------

         Less number of holders of lots 1 to 99 (other than non-public and odd-lot holders) (item 3)
                                                                             -------------------------------

         Balance - number of public holders of lots of 100 or more
                                                                             ===============================





NOTE: A separate form should be prepared for each class of security for which application to list is made.

                                                                                                continued


3.       NON-PUBLIC HOLDINGS
         List below the beneficial ownership of the Securities of each officer, director and 10% (or greater) holder, including members of the immediate family and any affiliate or associate of any of the foregoing persons:

          Name                             Relationship to Company                      Amount of Holdings

















                                           By: /s/  Peter J. Ewens
                                                   SIGNATURE

Dated:  June 30, 2001                      Peter J. Ewens, President
                                          PLEASE PRINT NAME AND TITLE

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                          BIOQUEST INTERNATIONAL, INC.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                               Virginia 54-1965777
                               -------- ----------
             (State of incorporation or organization) (IRS Employer
                              Identification No.)

                             11217 Silverleaf Drive
                         Fairfax Station, Virginia 22039

                    (Address of principal executive offices)
                                   (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instructions A(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instructions A(c)(2) please check the following box. [ ]

         Securities Act registration statement file number to which this
                               Form 8-A relates:

                                    333-46666

       Securities to be registered pursuant to Section 12(b) of the Act:

                                            Name of Each Exchange On Which
   Title of Each Class To                            Each Class
      Be So Registered                           Is To Be Registered
   ----------------------                   -------------------------------
        COMMON STOCK                            AMERICAN STOCK EXCHANGE*

* Registrant's common shares are expected to be listed on the American Stock Exchange concurrent with successful completion of its 1,000,000 share all-or-nothing Dutch Auction offering being made pursuant to the Securities Act of 1933 (Registration Statement 333-46666).

        Securities to be registered pursuant to Section 12(g) of the Act:

                                       N/A

        ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The class of securities to be registered hereby is the common stock, and associated rights, no par value per share, of BioQuest International, Inc., a Virginia corporation.

The description of the BioQuest common stock is contained in the prospectus, dated August ___, 2001, included in the Registrant's Registration Statement on Form SB-2 (No. 333-46666) under the caption "Description of Capital Stock," which is incorporated herein by reference.

                                ITEM 2. EXHIBITS.

The securities described herein are to be registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits are hereby incorporated herein by reference.

1. Certificate of Incorporation and Certificate of Amendment of BioQuest International, Inc. is set forth as Exhibits 3.1.1 and 3.1.2 to the Registration Statement on Form SB-2.

2.   By-laws,  as amended,  of  BioQuest  International,  Inc.  are set forth as
     Exhibit 3.2 to the Registration Statement on Form SB-2.

3. Form of Common Stock Certificate is set forth as Exhibit 3.3 to the Registration Statement on Form SB-2.

4.   Form of Prospectus is attached to the Registration Statement on Form SB-2.

                                    SIGNATURE

Pursuant to the requirements of Section 12(g) of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    BIOQUEST INTERNATIONAL, INC.  (Registrant)

                                    Date:  August ____, 2001

                                    By: /s/ Peter J. Ewens
                                    Name:   Peter J. Ewens
                                    Title:  CEO and Chairman